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     EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated September 2, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-90086, 33-90090 and 33-90092 on Form S-8 and No. 333-16241 on Form S-3.


                                   /s/ Arthur Andersen LLP
                                   --------------------------
                                   Arthur Andersen LLP

Chicago, Illinois
October 13, 1999


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